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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: October 31, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                 74-1611874
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                          77084
             Houston, Texas                             (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT 99.1     CONTRACT STATUS SUMMARY AT OCTOBER 31, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD HUNTER is currently idle offshore Egypt preparing to mobilize for its next contract. The rig has been awarded a contract by MP Zarat to drill one well offshore Tunisia, which should commence around mid-November 2003 and should take approximately 20 to 25 days to complete. The contract provides for a dayrate of $40,000, with mobilization and demobilization fees totaling $520,000. It is anticipated that the drilling unit will be moved back to Egypt following completion of this contract. Future contract opportunities for additional work are being pursued in the Mediterranean area, as well as outside of the Mediterranean.

     The ATWOOD SOUTHERN CROSS is being mobilized to India to commence its one well contract with Cairn Energy India Pty. Limited in early December 2003.

     The ATWOOD EAGLE is currently drilling its one well contract for CNR Ranger (Angola) Limited which is expected to be completed in late November to mid-December 2003.

     Additional information with respect to the Company's Contract Status Summary October 6, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ATWOOD OCEANICS, INC.
                                                     (Registrant)



                                                     /s/ James M. Holland
                                                     James M. Holland
                                                     Senior Vice President

                                                     DATE: October 31, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99.1             Contract Status Summary at October 31, 2003



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                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                        AT OCTOBER 31, 2003




NAME OF RIG             LOCATION              CUSTOMER                  CONTRACT STATUS
-----------             ---------             ---------                 ----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA           SARAWAK  SHELL  ("SHELL")  The rig is currently working under a drilling program in Malaysia to drill one well for Shell.
                                                                        The drilling of this well is estimated to take
                                                                        until mid-December 2003 to complete.  Following
                                                                        completion of its work in Malaysia, the rig will
                                                                        be moved to Japan to drill two wells estimated to
                                                                        take 100 to 120 days to complete.



ATWOOD HUNTER             EGYPT PREPARING    MP ZARAT                   The rig is currently preparing to be mobilized to
                          TO MOBILIZE TO                                Tunisia to commence a one-well drilling program
                          TUNISIA                                       for MP Zarat around mid-November 2003.  The one
                                                                        well is expected to take 20 to 25 days to
                                                                        complete.  Future contract opportunities for
                                                                        additional work are being pursued in the
                                                                        Mediterranean area, as well as areas outside of
                                                                        the Mediterranean.



ATWOOD   EAGLE            ANGOLA             CNR RANGER (ANGOLA)        In early  October 2003, the rig commenced  a
                                             LIMITED ("CNR")            one-well drilling program for CNR, which is
                                                                        expected to be completed in late November to
                                                                        mid-December 2003.  Contract opportunities for
                                                                        additional work in Angola and other areas of the
                                                                        world are being pursued.



SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the Operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract
                                                                        after the completion of the first six months of
                                                                        the extension period (which commences in December
                                                                        2003) with 120 days written notice.



ATWOOD SOUTHERN CROSS     MOBILIZING TO      CAIRN ENERGY INDIA PTY.    The rig is currently being mobilized to India to
                          INDIA              LIMITED  ("CAIRN")         commence, in early December 2003, a one-well plus
                                                                        two-options drilling program for Cairn.  The one
                                                                        firm well is expected to take 60 days to complete
                                                                        and, if the two options are exercised, an
                                                                        additional 80 days could be added to the drilling
                                                                        program.  Contract opportunities for additional
                                                                        work in India, as well as other areas of Southeast
                                                                        Asia are being pursued.



SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for
                          GULF OF MEXICO                                future conversion to a tender-assist unit, similar
                                                                        to the SEAHAWK, once an acceptable contract
                                                                        opportunity is secured.  The rig is currently
                                                                        coldstacked.


CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI for one
                                            ("EMEPMI")                  additional year), with EMEPMI having the right to
                                                                        terminate the drilling program after one year with
                                                                        at least 120 days notice period.



ATWOOD BEACON             MALAYSIA          MURPHY SARAWAK OIL          In early August 2003, the rig commenced working
                                            COMPANY, LTD. ("MURPHY")    under a contract with Murphy which provided for
                                                                        the drilling of three firm wells plus options to
                                                                        drill five additional wells off the coast of
                                                                        Malaysia.  Murphy has now exercised its option to
                                                                        extend the contract for the additional five
                                                                        wells.  It should take until February/March 2004
                                                                        to complete the drilling of the eight wells.
                                                                        Contract opportunities for additional work
                                                                        following completion of the Murphy contract are
                                                                        being pursued in Malaysia as well as other areas
                                                                        outside of Malaysia.

SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       In September 2003, the rig commenced a two-well
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      plus one option well contract for UNOCAL.  UNOCAL
                                                                        has exercised the option well and in addition, has
                                                                        awarded the rig two more firm wells; thus,
                                                                        providing for a total of five wells to be drilled
                                                                        under the contract.  It should take until around
                                                                        February 2004 to complete the drilling of the five
                                                                        wells.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved
                                                                        in maintenance of the two rigs for future drilling
                                                                        programs.


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